FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 24, 2009

UNITED STATES CELLULAR CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9712 (Commission File Number)	62-1147325 (I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois (Address of principal executive offices)		60631 (Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                Termination of a Material Definitive Agreement.

On November 24, 2009 (the “Redemption Date”), United States Cellular Corporation (“U.S. Cellular”) called for redemption all of its outstanding 8.75% Senior Notes due 2032, CUSIP No. 911684207 (the “8.75% Notes”), representing an aggregate principal amount of $130 million. The redemption price of the Notes is 100% of the outstanding aggregate principal amount, plus accrued and unpaid interest thereon until the Redemption Date.  The 8.75% Notes will be redeemed on December 24, 2009.  The 8.75% Notes are listed on the New York Stock Exchange (“NYSE”) under the symbol “UZG.”  The 8.75% Notes will be delisted from the NYSE in connection with the redemption.

The 8.75% Notes were issued and the redemption will be effected pursuant to the provisions of the Indenture dated June 1, 2002 between U.S. Cellular and The Bank of New York Mellon Trust Company, N.A., f/k/a BNY Midwest Trust Company, as Trustee (“Trustee”), and a Supplemental Indenture dated as of October 31, 2002 between U.S. Cellular and Trustee pursuant to which the 8.75% Notes were issued (the “Supplemental Indenture”).   The terms of the 8.75% Notes and the Supplemental Indenture are set forth in U.S. Cellular’s Prospectus Supplement dated October 31, 2002 relating to the 8.75% Notes that was filed with the Securities and Exchange Commission (“SEC”) under SEC Rule 424(b)(5) on November 1, 2002 and are incorporated by reference herein.  None of the 8.75% Notes will remain outstanding and the Supplemental Indenture will cease to be of further effect after the Redemption Date. U.S. Cellular did not and will not incur any early termination penalties or incur any other material obligations in connection with the redemption of the 8.75% Notes.  U.S. Cellular will use existing cash balances to finance the redemption.  U.S. Cellular anticipates that the aggregate cash payment, including accrued interest, will be approximately $132 million.

A copy of the Notice of Redemption dated November 24, 2009 relating to redemption of 8.75% Notes is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On November 24, 2009, U.S. Cellular issued a press release discussing the foregoing, which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 2.04                Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

To the extent required by Item 2.04 of Form 8-K, the information contained or incorporated in Item 1.02 of this Form 8-K is incorporated by reference in this Item 2.04.

Item 9.01.               Financial Statements and Exhibits

(d)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	November 30, 2009

By:	/s/ Steven T. Campbell
Steven T. Campbell Executive Vice President – Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
99.1	Notice of Redemption dated November 24, 2009 relating to redemption of 8.75% Notes

99.2	Press Release dated November 24, 2009 relating to redemption of 8.75% Notes

99.3	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement